                                                                    Exhibit 99.2

                            Section 906 Certification

          I, Dennis M. McGrath, Chief Financial Officer of PhotoMedex, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    PHOTOMEDEX INC.

Dated: March 28, 2003                               By: /s/ Dennis M. McGrath
                                                        -----------------------
                                                        Dennis M. McGrath
                                                        Chief Financial Officer